Exhibit 10.24

SERVICES AGREEMENT

This Services Agreement (“Agreement”) is effective the 1st day of January, 2022 (“Effective Date”) between Envoy Medical Corporation and its subsidiaries (collectively “Company”) and Taylor Technology Services, Inc., a Minnesota corporation (“Provider”). Company and Provider hereby agree as follows:

1.	SCOPE OF AGREEMENT. Provider will supply information technology services set forth on Exhibit A, Exhibit B and include, without limitation any and all other information technology or security services provided by Provider to Company (collectively, the “Services”), pursuant to the terms and conditions of this Agreement.

2.	TERM / TERMINATION. This Agreement shall commence on Effective Date and continue for a period of two (2) years. Thereinafter, it will automatically renew for one year unless terminated in writing by either party. Provider may terminate this Agreement for any or no reason on thirty (30) days written notice to Company. Company may terminate this Agreement for any or no reason on one hundred and eighty (180) days notice.

3.	FEES. The fees for the Services are set forth in Exhibit A. Provider may change the fees set forth in Exhibit A by providing thirty (30) days notice to Company. If Company does not agree to Service Provider’s change in fees as set forth in the notice, Company may terminate this Agreement by providing thirty (30) days written notice to Service Provider.

4.	CONFIDENTIAL INFORMATION. Any information that parties receive or otherwise have access to incidental to or in connection with this Agreement (collectively, the “Confidential Information”), shall be and remain the property of the disclosing party. Confidential Information shall not include information which: (i) was in the possession of the Receiving Party at the time it was first disclosed by the Disclosing Party; (ii) was in the public domain at the time it was disclosed to the Receiving Party; (iii) enters the public domain through sources independent of the Receiving Party and through no breach of this provision by the Receiving Party; (iv) is made available by the Disclosing Party to a Third Party on an unrestricted, non-confidential basis; (v) was lawfully obtained by the Receiving Party from a Third Party not known by the Receiving Party to be under an obligation of confidentiality to the Disclosing Party; or (vi) was at any time developed by the Receiving Party independently of any disclosure by the Disclosing Party. Confidential Information may be used to the extent necessary to perform this Agreement and the parties shall not disclose Confidential Information to any third party, except to its agents (who have executed confidentiality agreements containing terms substantially similar to the terms of this Agreement) as necessary to provide the Services hereunder. In no event shall Company acquire any right, title or interest in and to any product or process information, including related know how, either existing or developed during the course of the business relationship with Provider and Company and in no event shall Provider acquire and right, title, or interest in and to any materials or information provided to it by Company.

5.	COMPANY WARRANTIES. Company represents, warrants and covenants that it: (a) has retained and will retain backup copies of all data, information, and/or items stored by Provider as part of Company’s use of the Services; (b) has implemented and regularly maintains its own disaster recovery plan; (c) has obtained all necessary liability insurance to protect Company from losses, damages and third party claims related to the Services and this Agreement; (d) is responsible for ensuring the security and confidentiality of all identification and passwords; (e) shall use industry standard efforts to prevent unauthorized access to, or use of, the Services; (f) will notify Provider promptly upon discovery of any unauthorized use of the Services or any breach, or attempted breach, of security that could impact Provider systems, networks, environment, equipment or the Services; (g) will not introduce any virus or other code, program, or sub-program that damages or interferes with the operation of the Provider’s network or environment that or halts, disables, or interferes with Provider’s network, systems, equipment or operations.

6.	INDEMNIFICATION. Company (the “Indemnitor”) shall indemnify, defend and hold harmless Provider and its affiliates (collectively, “Indemnitees”) and their respective officers, directors, employees, agents and subsidiaries from and against any and all claims, damages, liabilities, and expenses (including attorney fees) arising from any third-party claim based on Indemnitor’s (or its agent’s) breach of any representation, warranty, covenant, agreement, or obligation under this Agreement, or Indemnitor’s (or its agent’s) negligent and/or willful acts in carrying out its obligations under this Agreement. In order to avail itself of this indemnity provision, Indemnitee shall provide notice to Indemnitor of any such claim, tender the defense of the claim to Indemnitor, and reasonably cooperate with Indemnitor in the defense of the claim.

7.	WAIVER OF CLAIMS AGAINST PROVIDER’S INSURANCE CARRIERS; NO INDEMNIFICATION IN FAVOR OF COMPANY. COMPANY UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT PROVIDER IS NOT PROVIDING: (A) ACCESS TO OR COVERAGE UNDER ANY PROVIDER INSURANCE POLICY IN PERFORMING THE SERVICES; OR (B) ANY INDEMNIFICATION AGAINST THIRD PARTY CLAIMS OR OTHERWISE IN FAVOR OF COMPANY. ACCORDINGLY, COMPANY AND ITS AFFILIATES IRREVOCABLY WAIVE AND FORFEIT ANY CLAIM: (A) FOR INDEMNIFICATION BY PROVIDER AND (B) AGAINST PROVIDER’S INSURANCE CARRIERS AND ASSOCIATED INSURANCE POLICIES FOR ANY PROVIDER SERVICES PERFORMED OR PROVIDER’S BREACH OR ALLEGED BREACH OF THIS AGREEMENT.

8.	NO PROVIDER WARRANTIES. THE SERVICES ARE PROVIDED WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED. COMPANY ACKNOWLEDGES THAT THE SERVICES ARE PROVIDED “AS IS” AND FURTHER ACKNOWLEDGES THAT PROVIDER DOES NOT WARRANT: (A) THE SERVICES WILL BE UNINTERRUPTED, OR ERROR FREE; (B) THE SERVICES ARE NOT VULNERABLE TO FRAUD, BREACH OF CONFIDENTIALITY OR UNAUTHORIZED USE; (C) THE SERVICES WILL BE AVAILABLE AT ANY TIME IN THE FUTURE. COMPANY IS RESPONSIBLE AND PROVIDER SHALL HAVE NO RESPONSIBILITY FOR DETERMINING THAT THE USE OF THE SERVICES COMPLIES WITH APPLICABLE LAWS IN THE JURISDICTION(S) IN WHICH COMPANY MAY DEPLOY AND USE THE SERVICES.

9.	PROVIDER LIMITATION OF LIABILITY. PROVIDER WILL NOT BE LIABLE TO COMPANY OR ANY THIRD PARTY FOR: (A) DAMAGES BASED ON USE OR ACCESS, INTERRUPTION, DELAY OR INABILITY TO USE THE SERVICES, LOST REVENUES OR PROFITS, LOSS OF SERVICES, BUSINESS OR GOODWILL, LOSS OR CORRUPTION OF DATA, LOSS OF PERSONAL INFORMATION OR LOSS OF OR UNAUTHORIZED ACCESS TO CONFIDENTIAL INFORMATION, LOSS RESULTING FROM SERVICES FAILURE, MALFUNCTION OR SHUTDOWN, OR BREACHES IN PROVIDER’S SECURITY; OR (B) ANY INDIRECT, SPECIAL, INCIDENTAL, PUNATIVE OR CONSEQUENTIAL DAMAGES. THESE LIMITATIONS SHALL APPLY WHETHER OR NOT PROVIDER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY. IN NO EVENT WILL PROVIDER’S LIABLITY EXCEED THE AMOUNT OF FEES ACTUALLY PAID FOR THE SERVICES IN THE THREE (3) MONTHS IMMEDIATELY PRECEDING THE CLAIM. COMPANY ACKNOWLEDGES AND AGREES THAT THE LIMITATIONS OF LIABILITIES FOR PROVIDER’S BENEFIT SET FORTH IN THIS AGREEMENT ARE REASONABLE AND PROVIDER WOULD NOT HAVE ENTERED INTO THE AGREEMENT OR PROVIDE ANY SERVICES WITHOUT SUCH LIMITATIONS.

10.	NOTICE. Any notice sent pursuant to this Agreement shall be sent by certified mail, return receipt requested, or by overnight mail to the addresses below or to such address as either party may in the future designate. A copy of any notice to Provider shall be also sent to Taylor Technology Services, Inc., attn: General Counsel, 1725 Roe Crest Drive, North Mankato, Minnesota 56003 together with a copy of this Agreement. Notices shall be effective upon receipt.

11.	ASSIGNMENT. Except as otherwise provided, this Agreement shall be binding upon and inure to the benefit of the parties’ successors and lawful assigns.

12.	STATUS. Company and Provider are separate entities. Nothing in this Agreement shall be construed as creating an employer-employee or joint venture relationship.

13.	THIRD PARTY BENEFICIARIES. Company acknowledges and agrees that Provider’s parent company, Taylor Corporation, Taylor Corporation’s subsidiaries, and Provider’s current and future insurance carriers shall be third party beneficiaries and entitled to all the rights and benefits hereof as if they were direct parties to the Agreement.

14.	GOVERNING LAW. This Agreement shall be governed by the laws of the State of Minnesota, without reference to conflicts of law principles. Any legal suit, action or proceeding arising out of or relating to this Agreement shall be commenced in a federal court in Minnesota or in state court in the County of Nicollet, Minnesota, and the appellate courts thereof, and each party hereto irrevocably submits to the exclusive jurisdiction and venue of any such court in any such suit, action or proceeding. With respect to any litigation arising out of this Agreement, the parties expressly waive any right they may have to a jury trial and agree that any such litigation shall be tried by a judge without a jury and the prevailing party shall be entitled to recover its expenses, including reasonable attorney’s fees, from the other party.

15.	SURVIVAL. In the event any provision of this Agreement is held by a tribunal of competent jurisdiction to be contrary to the law, the remaining provisions of this Agreement will remain in full force and effect. All sections herein relating to payment, confidentiality, indemnification, representations and warranties, limitations of liability, insurance waiver, third party beneficiaries, waiver of jury trial and provisions which by their terms extend beyond the Term shall survive the termination of this Agreement.

16.	NO PRESUMPTION AGAINST DRAFTSPERSON. The parties acknowledge that each party and its counsel have participated in the negotiation and preparation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing the Agreement to be drafted

17.	INCONSISTENT DOCUMENTS INEFFECTIVE. No proposal, purchase order, order confirmation, acceptance, or any other document provided by either Party to the other, nor any electronic click-wrap, terms of use or similar online consent or acceptance language accompanying or set forth as a prerequisite to any electronic interface or utility associated with any Services, shall be deemed to amend the terms hereof and any such contradictory or additional terms shall be ineffective.

18.	ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof, and merges and supersedes all prior discussions, agreements, and understandings of every and any nature among them. This Agreement shall be effective only when signed by all of the parties on the signature pages. No party shall be bound by any condition, definition, warranty, or representations, other than as expressly set forth or provided for in this Agreement, or as may be, on or subsequent to the date hereof set forth in writing and signed by the party to be bound thereby. This Agreement may not be amended, supplemented, changed, or modified, except by agreement in writing signed by the parties to be bound thereby.

Company and Provider acknowledge, agree and specifically intend this Agreement to be in full force and effect as of the Effective Date and govern all Services rendered as of the Effective Date, irrespective of the date fully executed.

Company: Envoy Medical Corporation		Provider: Taylor Technology Services, Inc.

By:	/s/ Brad Anderson	By:	/s/ Chad Sorensen

Print Name:	Brad Anderson	Print Name:	Chad Sorensen

Title:	Sr Accountant	Title:	Vice President

Date:	Mar 4, 2022	Date:	Mar 7, 2022

EXHIBIT A

IT Services to Be Provided

1.	This Exhibit A is subject to the terms and conditions contained in the Services Agreement with an Effective Date of January 1, 2022, hereby incorporated by reference.

2.	Description of the Services (attach additional information, as necessary):

See Services Description set forth on Exhibit B, incorporated by reference. Services also include, without limitation any and all information technology or security services performed by Provider.

3.	Fees:

3.1. Monthly Fee:	$4900

3.2. Hourly Rate:	$70.00/hour or per quotation

4.	Billing: Provider will bill monthly. All fees are due 30 days from Company’s receipt of Provider’s invoice.

EXHIBIT B

Services Summary

This Exhibit B is subject to the terms and conditions contained in the Services Agreement, with an Effective Date of January 1, 2022, hereby incorporated by reference.

Service	Description		Service	Price ($)
Data Services	●	Circuit Ordering: we will place the orders for all MPLS circuits	Included in Security Operations Allocation	Security Operations Allocation -
	●	Circuit Support: we initiate calls with AT&T for any outage on the MPLS network		$27.73/month/device
	●	Router Support: we provide support for all WAN routers, including setting up prioritization for your critical applications
	●	Solarwinds Orion: this tool is used to monitor routers and core switches; it’s also available to monitor your network equipment’s utilization and to look for errors
	●	WAN Engineering: we are responsible for the design of the WAN and how companies connect
Communication Services	●	Account management: we provide account creations, deletions, and modifications for Active Directory and Exchange	Included in Internal Server Support Allocation	N/A
	●	Active Directory Support: we manage all Active Directory Domain Controllers
	●	Exchange Support: we manage all of the Exchange Servers in the organization
	●	SPAM services that process our inbound and outbound email and block junk email
	●	Central Fax Service: we provide incoming and outgoing fax capabilities
	●	Microsoft Office 365 for Email and Teams
Encryption Services	●	Vormetric File and Database Server file encryption	Included in Security	Security Operations
	●	Implementation of role based rights to decrypt / encrypt files	Operations Allocation	Allocation - $27.73/month/device
	●	Centralized reporting on file read and writes for Vormetric protected files
Internet Services	●	Cisco Firewall support: we support the Cisco units that are used for Branch Office VPN connections	Included in Security Operations Allocation	Security Operations Allocation -
	●	IDS/IPS: we provide support for the IDS units that we deployed for Payment Card Industry compliancy		$27.73/month/device
	●	Internet Firewall: we support all Internet Firewalls
	●	Symantec Antivirus: we manage all Symantec update servers
	●	Window Software Update Services: we manage all Windows update servers
	●	Web content filtering
	●	Client VPN Server Management: we manage the device that provides VPN access through webconnect.taylorcorp.com and connect.taylorcorp.com

Server and Storage Management	●	We provide support to build servers you need for applications and manage them so your environment is up-to-date and protected		Internal Server Support Allocation	$140/month/server
	●	Server management locations
		○	Internal Data Center
		○	Your facility
	●	Server build
		○	Software installation
		○	Disk storage configuration
		○	Networking configuration
		○	Licensing procurement and assignment
		○	Security scan
		○	Application set-up (working in conjunction with your development teams)
		○	Back-up configuration
		○	Server monitoring configuration
		○	Server documentation
	●	Server management
		○	Monthly patching
		○	Monitoring
		○	24/7 alerting and incident response
		○	Daily and monthly back-ups per our Back-up Policy
		○	Anti-virus definition updates
Domain and SSL Certificate Registrations and Renewals	●	We process all Domain Registrations and Renewals for Taylor companies.		Costs vary depending on type of renewal and length of term
	●	We process all SSL Certificate Purchases and Renewals for Taylor companies.

Changes and Review Process

One of our goals for continuous process improvement is to examine any changes to our processes as we find better ways and systems to update our service levels. At that time, we will update this Service Description appropriately.